                         SUPPLEMENT DATED APRIL 24, 2001

                                     TO THE

                 PROSPECTUS FOR THE KENT FUNDS DATED MAY 1, 2000
                                       AND
      PROSPECTUS FOR THE LYON STREET INSTITUTIONAL MONEY MARKET FUND DATED
               JUNE 1, 1999, AS AMENDED AND RESTATED JUNE 22, 2000


On April 2, 2001, Old Kent Financial Corporation merged with and into Fifth Third Bancorp (the "Merger"). As a result of the Merger, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated. At its regular meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an interim investment advisory agreement pursuant to which Fifth Third Bank became the adviser to the Kent Funds effective on the date of the Merger (April 2, 2001).

At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that a reorganization of each of the Kent Funds into a corresponding portfolio of the Fifth Third Funds would be advisable, in the best interests of shareholders of the Kent Funds and would not dilute the value of shares held by shareholders. The Board recommended that the Kent Funds' shareholders approve the transaction. The Board called a special meeting of the shareholders ("Meeting") of the Kent Funds to be held on July 27, 2001. At this Meeting, shareholders of the Kent Funds will be asked:

1. To consider and act upon an Agreement and Plan of Reorganization pursuant to which each Kent Fund will transfer all of its assets to a corresponding Fifth Third Fund in exchange for shares of such Fifth Third Fund and the assumption by such Fifth Third Fund of all of the liabilities of such Kent Fund, followed by the liquidation of such Kent Fund, and the distribution of shares of such Fifth Third Fund to the shareholders of such Kent Fund. If approved by shareholders, the reorganization of the Kent Funds with and into the Fifth Third Funds will take place on or about October 29, 2001.

2. To consider and act upon a new investment advisory agreement between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are substantially similar to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street. The new investment advisory agreement was approved by the Board of Trustees of the Kent Funds on April 12, 2001. If approved by shareholders, the new investment advisory agreement will take effect on the date of the Meeting and will continue until the relevant Kent Fund's reorganization.

3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

On April 2, 2001, Fifth Third Bank assumed the duties and obligations of Old Kent Securities Corporation under the Administrative, Fund Accounting and Transfer Agency Agreements with the Kent Funds and the Sub-Administrative, Sub-Fund Accounting and Sub-Transfer Agency Agreements with BISYS Fund Services Ohio, Inc., each dated December 1, 1999. Fifth Third Bank is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                             KKF-0390S5 (4/2001)

                         SUPPLEMENT DATED APRIL 24, 2001

                                     TO THE

            PROSPECTUS FOR THE KENT ADVISOR FUNDS DATED JUNE 27, 2000
                                       AND
     PROSPECTUS FOR THE KENT SCIENCE AND TECHNOLOGY FUND DATED JUNE 27, 2000

At a meeting held on April 12, 2001, the Board of Trustees of the Kent Funds determined that it would be in the best interests of shareholders to terminate and liquidate the Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund. In anticipation of the termination and liquidation, the Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund will not accept additional investments or open new accounts. The Kent Science and Technology Fund, the Kent Canterbury Fund and the Kent Cascade Fund will sell their portfolio securities and invest in short-term obligations and cash in order to effect the liquidation. Shareholders who have not voluntarily redeemed their holdings prior to June 25, 2001, will have their shares liquidated. Each current shareholder of record as of April 24, 2001 or thereafter may exchange their shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund for shares of a Fifth Third Fund at net asset value. To each shareholder of record as of April 24, 2001 or thereafter who does not choose to exchange their shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund for shares of a Fifth Third Fund, Old Kent Securities Corporation has agreed to reimburse, within a reasonable period of time after redemption, the amount of any sales loads (charges) paid for the purchase of shares of the Kent Science and Technology Fund, the Kent Canterbury Fund or the Kent Cascade Fund. Shareholders with an account that includes tax-qualified monies should consult their tax adviser and should provide instructions to their registered representative or the Fund regarding the treatment of the liquidating distribution so that, to the extent possible, the distribution is characterized as a tax-free distribution.

On April 2, 2001, Old Kent Financial Corporation merged with and into Fifth Third Bancorp (the "Merger"). As a result of the Merger, the investment advisory agreement between the Kent Funds and Lyon Street Asset Management Company automatically terminated. At its regular meeting held on February 13, 2001, the Board of Trustees of the Kent Funds approved an interim investment advisory agreement pursuant to which Fifth Third Bank became the adviser to the Kent Funds effective on the date of the Merger (April 2, 2001).

On April 2, 2001, Fifth Third Bank assumed the duties and obligations of Old Kent Securities Corporation under the Administrative, Fund Accounting and Transfer Agency Agreements with the Kent Funds and the Sub-Administrative, Sub-Fund Accounting and Sub-Transfer Agency Agreements with BISYS Fund Services Ohio, Inc., each dated December 1, 1999. Fifth Third Bank is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.







                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                            KKF-0393S2 (4/2001)